                                                                 Exhibit 99.1


         Written Statement of the President and Chief Executive Officer
               Pursuant to 18 U.S.C ss.1350 as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of the Bureau of National Affairs, Inc. (the "Company"), for the period ending March 22, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, the undersigned, as President and Chief Executive Officer of the Company, does hereby certify that to the undersigned's knowledge and solely for the purposes of complying with 18 U.S.C. ss. 1350, that:

1. The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and that

2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.



April 24,2003                      s/Paul N. Wojcik
---------------                     ----------------------------------
   Date                             Paul N. Wojcik
                                    President and Chief Executive Officer

                                         -16-
                                                                 Exhibit 99.2


                Written Statement of the Chief Financial Officer
               Pursuant to 18 U.S.C ss.1350 as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of the Bureau of National Affairs, Inc. (the "Company"), for the period ending March 22, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, the undersigned, as Chief Financial Officer of the Company, does hereby certify that to the undersigned's knowledge and solely for the purposes of complying with 18 U.S.C. ss. 1350, that:


1. The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and that

2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.



 April 24,2003                      s/George J. Korphage
---------------                     ----------------------------------
   Date                             George J. Korphage
                                    Vice President and Chief Financial Officer